                      Securities and Exchange Commission
                             Washington, DC  20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): June 5, 2000


                           Gothic Energy Corporation
             (Exact name of Registrant as specified in its Charter)



      Oklahoma                    0-19753                   22-2663839
(State of incorporation    (Commission File Number)     (IRS Employer ID No.)
    or organization)



          5727 South Lewis Avenue - Suite 700 - Tulsa, Oklahoma  74105
                    (Address of principal executive offices)



                                 (918) 749-5666
              (Registrant's telephone number, including area code)



         (Former name or former address, if changed since last report)
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Item 7.  Financial Statements and Exhibits:

     (c)  Exhibits.


            Exhibit Number         Description

                 99                Press release dated June 5, 2000


                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Gothic Energy Corporation



Dated:  June 7, 2000             By:  /s/  Michael K. Paulk
                                    -----------------------------------
                                        Michael K. Paulk, President

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